Reverse Acquisitions of China Rapid Finance by SOS Limited	6 Months Ended
Jun. 30, 2020
Reverse Acquisitions Disclosure [Abstract]
Reverse Acquisitions of China Rapid Finance by SOS Limited

1. Reverse Acquisitions of China Rapid Finance by SOS Limited

On May 18, 2020, the Company completed the acquisition with Yong Bao Two Ltd. (“YBT”), the parent company of SOS Information Technology Co., Ltd. (“SOS”). Following the completion of the acquisition, the operations of the Company were primarily comprised of the operations of SOS.

The acquisition was accounted for as asset acquisitions. The purchase price for China Rapid Finance (“CRF”) was $9.7 million.  The transaction price of CRF includes 100% of all outstanding stock valued at net $9.7 million.  The stock exchange equaled the 72,636,230 shares of CRF outstanding prior to the issuance of additional shares in the acquisition, at the market price of $0.133 per share. The total purchase price has been allocated based on an estimate of the fair value of CRF’s assets acquired and liabilities assumed with the remainder recorded as an expense.

On May 18, 2020, the fair value of the following assets and liabilities were acquired resulting in the total loss of approximately $5.7 million:

Dollars in thousands
Total Purchase Price	9,660
Net Assets (Liabilities) Acquired:
Assets
Cash and cash equivalents	13,664
Restricted cash	26,524
Accounts receivable	7,462
Inventories	8
Prepaid expenses and other current assets	110
Non-current assets	2,969
Other assets	2,682
Total Assets	53,419
Liabilities
Warrant derivative liability	-
Accounts payable & accrued liabilities	(49,437)
Total Liabilities	(49,437)
Net Assets (Liabilities) Acquired	3,982
Loss on Acquisitions	5,678

2. Non-GAAP adjustments and Non-GAAP results

	Sixed months ended
	30-Jun-19	30-Jun-20
	US$'000'	US$'000'
Non-GAAP adjusted loss before income tax expenses	(204)	(1,263)